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                                                                   EXHIBIT 10.3

                                 AMENDMENT NO. 1
                               TO OPTION AGREEMENT

        This Amendment No. 1 (the "Amendment") to the Option Agreement (the "Option Agreement") is made effective as of February 5, 1998 (the "Effective Date") by and between Corixa Corporation, a Delaware corporation having its principal place of business at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham Biologicals Manufacturing S.A., a Belgian corporation with its principal place of business at Rue de l'Institut 89, B-1330 Rixensart, Belgium ("SB").

                                    RECITALS

        WHEREAS, Corixa and SB entered into the Option Agreement dated as of March 1, 1997 pursuant to which Corixa granted SB an option to enter into agreements for antigens for vaccine products for the prevention and/or treatment of colon and/or ovarian cancers in accordance with the terms of the Option Agreement.

        WHEREAS, Corixa and SB now wish to amend the Option Agreement as hereinafter provided.

        NOW, THEREFORE, the parties hereby agree to amend the Option Agreement as follows:

        1. The following shall be inserted in Sentence 1 of Section 2(a) and
Section 3(a) between "in the Collaboration Agreement" and "; provided, that the parties acknowledge":

        ", as amended from time to time, including without limitation, by Amendment No 1. dated February 5, 1998"

        2. Except as expressly modified herein, the Option Agreement shall remain in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the date first written above.

Agreed to and accepted by:                   Agreed to and accepted by:

CORIXA CORPORATION                           SMITHKLINE BEECHAM
                                             BIOLOGICALS
                                             MANUFACTURING S.A.

      /s/ Mark McDade                              /s/Jean Stephenne
By:________________________________          By:____________________________
       Mark McDade                                  Jean Stephenne
       Chief Operating Officer                      Senior Vice-President
                                                    General Manager